UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                            Investment Company Act file number 811-5867

                       OPPENHEIMER NEW JERSEY MUNICIPAL FUND
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
                    (Address of principal executive offices)
                                                       (Zip code)
                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
                  498 Seventh Avenue, New York, New York 10018
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (303) 768-3200
                                                    --------------

Date of fiscal year end:  July 31

Date of reporting period:  August 1, 2002 - July 31, 2003



ITEM 1.  REPORTS TO STOCKHOLDERS.

FUND PERFORMANCE DISCUSSION

How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended July 31, 2003, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.
Management's Discussion of Fund Performance. To boost the Fund's yield, we increased its investments in smaller, more local issues, seeking out securities misunderstood or underappreciated by the market in general and, as a result, offering premium yields substantially exceeding their actual credit risks. We found such opportunities primarily in the following sectors: tobacco Master Settlement Agreement (MSA) bonds (20.3% of market value of investment at July 31, 2003), higher-education bonds (19.8%) and airline-related issues (13.9%). While these investments raised the Fund's level of current income, they also made for a volatile ride, due largely to events in the tobacco and airline industries.
   MSA bonds are backed by each state's (or U.S. territory's) share of the national settlement agreement with major tobacco manufacturers. Over the past 12 months, the prices of MSA bonds were exceptionally volatile due to the fear of oversupply and a $10 billion Illinois state court decision against Phillip Morris. The unfavorable court decision required Phillip Morris to pay the judgment levied against them or put up a $12 billion bond to appeal the decision. The size of bonding requirement necessary to appeal the decision raised the specter of potential bankruptcy for Phillip Morris and a possible default on Phillip Morris's share of the tobacco settlement payments. Although this litigation continues, all MSA payments were made on schedule.
   We continue to believe in the outstanding total return potential of MSA bonds. Despite their recent price volatility, it is our opinion the litigation risk affecting these bonds is less than many investors fear. While persistent litigation may continue to influence the tobacco sector, most recent court decisions have held in favor of the industry. MSA bonds continue to carry investment-grade ratings by all three of the nationally recognized rating agencies and offer yields well above comparably rated credits. Also, with future supply dissipating, we anticipate these bonds will become relatively scarce over time, adding to their long-term total return potential.
   During this reporting period, the airline industry has been negatively impacted by rising costs and declining air travel. Market prices of airline-related municipal bonds fluctuated significantly, detracting from the Fund's overall total return. The Fund's airline holdings provided above-average levels of tax-free income and most are secured by first liens on extremely valuable assets--in Continental Airlines' case, by liens on passenger gates at Newark International Airport, and for bonds backed by Delta Airlines, by liens on their passenger terminal at LaGuardia International Airport.

        5 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION

   We found unrecognized value in higher-education bonds. Secured by mortgages on private colleges and universities, we believe higher-education bonds provide a combination of above-average yield and stable credit quality. Historical data suggests that the risk of default on these bonds is considerably less than their middling credit ratings would indicate. To attempt to further mitigate risk, we do in-depth research on each bond and invest only in those that are issued by established colleges and universities and usually include first mortgages on the issuing institution's property. For example, a bond from Farleigh Dickinson University, which at 13% of net assets is our largest holding in this sector, is secured by a first mortgage on valuable real estate in northern New Jersey. So while it has a relatively lower credit rating and commensurately higher yield, we believe the actual risk is much less than a similarly rated, unsecured bond. Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2003. In the case of Class A and Class B shares, performance is measured from inception of those classes on March 1, 1994. In the case of Class C shares, performance is measured from inception of the Class on August 29, 1995. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.
   The Fund's performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.

        6 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer New Jersey Municipal Fund (Class A)
     Lehman Brothers Municipal Bond Index

[LINE CHART]
                  Value of
                  Investment     Lehman Brothers
Date               In Fund     Municipal Bond Index
03/01/1994          $9,525          $10,000
03/31/1994          $9,143           $9,593
06/30/1994          $9,138           $9,698
09/30/1994          $9,202           $9,765
12/31/1994          $9,084           $9,625
03/31/1995          $9,703          $10,305
06/30/1995          $9,900          $10,554
09/30/1995         $10,055          $10,857
12/31/1995         $10,394          $11,305
03/31/1996         $10,397          $11,169
06/30/1996         $10,485          $11,255
07/31/1996 1       $10,581          $11,357
10/31/1996         $10,815          $11,643
01/31/1997         $10,965          $11,828
04/30/1997         $11,053          $11,876
07/31/1997         $11,638          $12,521
10/31/1997         $11,726          $12,632
01/31/1998         $12,137          $13,024
04/30/1998         $12,042          $12,981
07/31/1998         $12,332          $13,271
10/31/1998         $12,659          $13,644
01/31/1999         $12,916          $13,890
04/30/1999         $12,883          $13,883
07/31/1999         $12,525          $13,653
10/31/1999         $11,792          $13,403
01/31/2000         $11,583          $13,386
04/30/2000         $11,866          $13,755
07/31/2000         $12,216          $14,242
10/31/2000         $12,432          $14,543
01/31/2001         $12,947          $15,164
04/30/2001         $12,948          $15,182
07/31/2001         $13,488          $15,677
10/31/2001         $13,689          $16,071
01/31/2002         $13,613          $16,059
04/30/2002         $13,834          $16,245
07/31/2002         $14,270          $16,729
10/31/2002         $14,001          $17,014
01/31/2003         $14,121          $17,257
04/30/2003         $14,203          $17,624
07/31/2003         $14,443          $17,332

Average Annual Total Returns of Class A Shares of the Fund at 7/31/03 2
1-Year -3.60%   5-Year 2.21%    Since Inception 3.98%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer New Jersey Municipal Fund (Class B)
     Lehman Brothers Municipal Bond Index

[LINE CHART]
                  Value of
                  Investment     Lehman Brothers
Date               In Fund     Municipal Bond Index
03/01/1994         $10,000          $10,000
03/31/1994          $9,570           $9,593
06/30/1994          $9,554           $9,698
09/30/1994          $9,601           $9,765
12/31/1994          $9,461           $9,625
03/31/1995         $10,087          $10,305
06/30/1995         $10,282          $10,554
09/30/1995         $10,414          $10,857
12/31/1995         $10,746          $11,305
03/31/1996         $10,728          $11,169
06/30/1996         $10,808          $11,255
07/31/1996 1       $10,890          $11,357
10/31/1996         $11,110          $11,643
01/31/1997         $11,243          $11,828
04/30/1997         $11,313          $11,876
07/31/1997         $11,889          $12,521
10/31/1997         $11,956          $12,632
01/31/1998         $12,363          $13,024
04/30/1998         $12,233          $12,981
07/31/1998         $12,514          $13,271
10/31/1998         $12,822          $13,644
01/31/1999         $13,047          $13,890
04/30/1999         $12,989          $13,883
07/31/1999         $12,615          $13,653
10/31/1999         $11,865          $13,403
01/31/2000         $11,621          $13,386
04/30/2000         $11,910          $13,755
07/31/2000         $12,262          $14,242
10/31/2000         $12,478          $14,543
01/31/2001         $12,995          $15,164
04/30/2001         $12,996          $15,182
07/31/2001         $13,538          $15,677
10/31/2001         $13,740          $16,071
01/31/2002         $13,664          $16,059
04/30/2002         $13,885          $16,245
07/31/2002         $14,322          $16,729
10/31/2002         $14,053          $17,014
01/31/2003         $14,174          $17,257
04/30/2003         $14,256          $17,624
07/31/2003         $14,496          $17,332

Average Annual Total Returns of Class B Shares of the Fund at 7/31/03 2
1-Year -4.33%   5-Year 2.12%    Since Inception 4.02%

1. The Fund changed its fiscal year end from December 31 to July 31.
2. See Notes on page 9 for further details.
The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 2/28/94 for Class A and Class B shares and 8/31/95 for Class C shares.
Past performance cannot guarantee future results. Graphs are not drawn to same scale.

        7 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer New Jersey Municipal Fund (Class C)
     Lehman Brothers Municipal Bond Index

[LINE CHART]
                  Value of
                  Investment     Lehman Brothers
Date               In Fund     Municipal Bond Index
08/29/1995         $10,000          $10,000
09/30/1995         $10,076          $10,063
12/31/1995         $10,407          $10,479
03/31/1996         $10,396          $10,353
06/30/1996         $10,463          $10,432
07/31/1996 1       $10,541          $10,526
10/31/1996         $10,752          $10,791
01/31/1997         $10,889          $10,963
04/30/1997         $10,944          $11,008
07/31/1997         $11,501          $11,605
10/31/1997         $11,566          $11,708
01/31/1998         $11,959          $12,072
04/30/1998         $11,833          $12,032
07/31/1998         $12,105          $12,301
10/31/1998         $12,402          $12,647
01/31/1999         $12,620          $12,874
04/30/1999         $12,564          $12,868
07/31/1999         $12,202          $12,655
10/31/1999         $11,466          $12,423
01/31/2000         $11,241          $12,407
04/30/2000         $11,495          $12,750
07/31/2000         $11,812          $13,201
10/31/2000         $11,998          $13,480
01/31/2001         $12,471          $14,055
04/30/2001         $12,460          $14,072
07/31/2001         $12,944          $14,531
10/31/2001         $13,112          $14,896
01/31/2002         $13,027          $14,884
04/30/2002         $13,213          $15,057
07/31/2002         $13,591          $15,506
10/31/2002         $13,322          $15,770
01/31/2003         $13,410          $15,995
04/30/2003         $13,451          $16,336
07/31/2003         $13,652          $16,065

Average Annual Total Returns of Class C Shares of the Fund at 7/31/03 2
1-Year -0.51%   5-Year 2.44%    Since Inception 4.01%

1. The Fund changed its fiscal year end from December 31 to July 31.
2. See Notes on page 9 for further details.
The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 2/28/94 for Class A and Class B shares and 8/31/95 for Class C shares.
Past performance cannot guarantee future results. Graphs are not drawn to same scale.

        8 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graph includes changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677). Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 3/1/94. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

Class B shares of the Fund were first publicly offered on 3/1/94. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 8/29/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

        9 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS  July 31, 2003

  Principal                                                                                           Market Value
     Amount                                                                  Coupon        Maturity     See Note 1
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Municipal Bonds and Notes--105.7%
------------------------------------------------------------------------------------------------------------------
New Jersey--90.1%
$   600,000   Camden County Improvement Authority
              (Cooper Health System)                                          6.000%     02/15/2027   $    619,770
------------------------------------------------------------------------------------------------------------------
     45,000   Essex County Improvement Authority                              5.500      12/01/2020         46,341
------------------------------------------------------------------------------------------------------------------
     20,000   Gloucester County Improvement Authority
              (Governmental Leasing Program)                                  5.900      04/01/2007         20,374
------------------------------------------------------------------------------------------------------------------
  1,000,000   Higher Education Student Assistance Authority
              Student Loan                                                    6.000      06/01/2015      1,080,610
------------------------------------------------------------------------------------------------------------------
  1,000,000   Hudson County Solid Waste Improvement Authority                 6.000      01/01/2029        935,090
------------------------------------------------------------------------------------------------------------------
     10,000   Hudson Improvement Authority                                    6.625      08/01/2025         10,325
------------------------------------------------------------------------------------------------------------------
     20,000   Middletown Township Hsg. Authority (Alice V. Tomaso)            6.000      02/01/2016         20,147
------------------------------------------------------------------------------------------------------------------
     25,000   New Brunswick Parking Authority                                 5.400      09/01/2015         25,592
------------------------------------------------------------------------------------------------------------------
    135,000   NJ EDA (American Airlines)                                      7.100      11/01/2031         71,550
------------------------------------------------------------------------------------------------------------------
  1,250,000   NJ EDA (Bristol Glen)                                           5.750      07/01/2029      1,135,350
------------------------------------------------------------------------------------------------------------------
    100,000   NJ EDA (Cadbury at Cherry Hill)                                 5.500      07/01/2018        100,881
------------------------------------------------------------------------------------------------------------------
  5,985,000   NJ EDA (Continental Airlines)                                   6.250      09/15/2019      5,083,120
------------------------------------------------------------------------------------------------------------------
     85,000   NJ EDA (Continental Airlines)                                   6.250      09/15/2029         71,540
------------------------------------------------------------------------------------------------------------------
  1,230,000   NJ EDA (Continental Airlines)                                   6.400      09/15/2023      1,060,875
------------------------------------------------------------------------------------------------------------------
  3,500,000   NJ EDA (Continental Airlines)                                   9.000      06/01/2033      3,631,180
------------------------------------------------------------------------------------------------------------------
    100,000   NJ EDA (Courthouse Convalescent Center)                         8.700      02/01/2014        100,726
------------------------------------------------------------------------------------------------------------------
  2,500,000   NJ EDA (Fairleigh Dickinson University), Series D               5.250      07/01/2032      2,432,825
------------------------------------------------------------------------------------------------------------------
 15,000,000   NJ EDA (Fairleigh Dickinson University), Series D               6.000      07/01/2025     15,099,300
------------------------------------------------------------------------------------------------------------------
     50,000   NJ EDA (Hackensack Water Company)                               5.800      03/01/2024         51,940
------------------------------------------------------------------------------------------------------------------
     25,000   NJ EDA (Hackensack Water Company)                               5.900      03/01/2024         25,642
------------------------------------------------------------------------------------------------------------------
  2,500,000   NJ EDA (Kaplowski Road Landfill)                                6.500      04/01/2031      2,706,700
------------------------------------------------------------------------------------------------------------------
  1,000,000   NJ EDA (Masonic Charity Foundation of NJ)                       5.500      06/01/2031      1,019,320
------------------------------------------------------------------------------------------------------------------
    750,000   NJ EDA (Masonic Charity Foundation of NJ)                       6.000      06/01/2025        809,760
------------------------------------------------------------------------------------------------------------------
     30,000   NJ EDA (NJ American Water Company)                              5.350      06/01/2023         30,487
------------------------------------------------------------------------------------------------------------------
     10,000   NJ EDA (NJ American Water Company)                              5.500      06/01/2023         10,097
------------------------------------------------------------------------------------------------------------------
     15,000   NJ EDA (NJ American Water Company)                              6.000      05/01/2036         15,711
------------------------------------------------------------------------------------------------------------------
    500,000   NJ EDA (NJ American Water Company)                              6.875      11/01/2034        539,350
------------------------------------------------------------------------------------------------------------------
    915,000   NJ EDA (Nui Corp.)                                              5.250      11/01/2033        867,850
------------------------------------------------------------------------------------------------------------------
     10,000   NJ EDA (Public Schools Small Project Loan Program)              5.350      08/15/2010         10,232
------------------------------------------------------------------------------------------------------------------
    585,000   NJ EDA (Public Service Electric & Gas)                          6.400      05/01/2032        615,344
------------------------------------------------------------------------------------------------------------------
  4,335,000   NJ EDA (RWJ Hospital/CCC/
              RWJ Health Care Corp. Obligated Group)                          6.500      07/01/2024      4,594,276
------------------------------------------------------------------------------------------------------------------
    205,000   NJ EDA (Seniorcare of Hamilton)                                 8.350      11/01/2030        206,265
------------------------------------------------------------------------------------------------------------------
  1,500,000   NJ EDA (St. Francis Life Care Corp.)                            5.600      10/01/2012      1,425,780
------------------------------------------------------------------------------------------------------------------
  2,000,000   NJ EDA (St. Francis Life Care Corp.)                            5.750      10/01/2023      1,708,820
------------------------------------------------------------------------------------------------------------------
  1,000,000   NJ EDA (United Methodist Homes of NJ)                           5.125      07/01/2025        832,830
------------------------------------------------------------------------------------------------------------------
     15,000   NJ EDA Economic Recovery, Series A                              6.000      03/15/2021         15,242
------------------------------------------------------------------------------------------------------------------
     25,000   NJ EDA Economic Recovery, Series A                              6.000      03/15/2021         25,404
------------------------------------------------------------------------------------------------------------------
  2,000,000   NJ EDA Retirement Community (Cedar Crest Village)               7.250      11/15/2021      2,048,500
------------------------------------------------------------------------------------------------------------------
  2,100,000   NJ EDA Retirement Community (Seabrook Village)                  8.000      11/15/2015      2,184,399
------------------------------------------------------------------------------------------------------------------
  1,460,000   NJ EFA (Bloomfield College)                                     6.850      07/01/2030      1,523,919
------------------------------------------------------------------------------------------------------------------
    770,000   NJ EFA (Fairleigh Dickinson University), Series C               6.625      07/01/2023        788,010


        10 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

  Principal                                                                                           Market Value
     Amount                                                                  Coupon        Maturity     See Note 1
------------------------------------------------------------------------------------------------------------------
New Jersey Continued
$ 1,290,000   NJ EFA (Fairleigh Dickinson University), Series G               5.700%     07/01/2028   $  1,241,019
------------------------------------------------------------------------------------------------------------------
     10,000   NJ EFA (Monmouth University)                                    5.625      07/01/2013         10,170
------------------------------------------------------------------------------------------------------------------
  2,000,000   NJ EFA (Monmouth University)                                    5.800      07/01/2022      2,064,360
------------------------------------------------------------------------------------------------------------------
      5,000   NJ EFA (Richard Stockton State College)                         5.350      07/01/2023          5,081
------------------------------------------------------------------------------------------------------------------
  1,000,000   NJ EFA (Rider University)                                       5.000      07/01/2017      1,009,630
------------------------------------------------------------------------------------------------------------------
    100,000   NJ EFA (University of Medicine and Dentistry)                   5.250      12/01/2025        100,608
------------------------------------------------------------------------------------------------------------------
     10,000   NJ Health Care Facilities Financing Authority
              (Allegany Health System Obligated Group)                        5.200      07/01/2018         10,235
------------------------------------------------------------------------------------------------------------------
  1,000,000   NJ Health Care Facilities Financing Authority
              (Atlantic City Medical Center)                                  5.750      07/01/2025      1,022,680
------------------------------------------------------------------------------------------------------------------
     10,000   NJ Health Care Facilities Financing Authority
              (Burdette Tomlin Memorial Hospital)                             6.500      07/01/2012         10,247
------------------------------------------------------------------------------------------------------------------
  2,070,000   NJ Health Care Facilities Financing Authority
              (Columbus Hospital)                                             7.500      07/01/2021      1,749,295
------------------------------------------------------------------------------------------------------------------
  2,000,000   NJ Health Care Facilities Financing Authority
              (Englewood Hospital & Medical Center) RITES a                  17.236 f    08/01/2025      2,094,400
------------------------------------------------------------------------------------------------------------------
      5,000   NJ Health Care Facilities Financing Authority
              (JFK Medical Center)                                            5.500      07/01/2023          5,111
------------------------------------------------------------------------------------------------------------------
    125,000   NJ Health Care Facilities Financing Authority
              (JFK Medical Center)                                            5.500      07/01/2023        127,771
------------------------------------------------------------------------------------------------------------------
    105,000   NJ Health Care Facilities Financing Authority
              (Mercer Medical Center)                                         6.500      07/01/2021        108,349
------------------------------------------------------------------------------------------------------------------
      5,000   NJ Health Care Facilities Financing Authority
              (Mountainside Hospital)                                         5.500      07/01/2014          5,113
------------------------------------------------------------------------------------------------------------------
  1,000,000   NJ Health Care Facilities Financing Authority
              (Robert Wood Johnson University Hospital)                       5.750      07/01/2025      1,041,870
------------------------------------------------------------------------------------------------------------------
    750,000   NJ Health Care Facilities Financing Authority
              (St. Joseph's Hospital & Medical Center)                        6.000      07/01/2026        813,300
------------------------------------------------------------------------------------------------------------------
     50,000   NJ Health Care Facilities Financing Authority
              (Underwood Memorial Hospital)                                   5.700      07/01/2023         51,127
------------------------------------------------------------------------------------------------------------------
     20,000   NJ HFA                                                          5.375      11/01/2008         20,025
------------------------------------------------------------------------------------------------------------------
     10,000   NJ HFA                                                          5.700      11/01/2005         10,004
------------------------------------------------------------------------------------------------------------------
     20,000   NJ Highway Authority (Garden State Parkway)                     5.500      01/01/2016         20,036
------------------------------------------------------------------------------------------------------------------
     75,000   NJ Hsg. & Mortgage Finance Agency (Presidential Plaza)          6.950      05/01/2013         75,356
------------------------------------------------------------------------------------------------------------------
    325,000   NJ Hsg. & Mortgage Finance Agency (Presidential Plaza)          7.000      05/01/2030        328,331
------------------------------------------------------------------------------------------------------------------
  1,000,000   NJ Hsg. & Mortgage Finance Agency, Series A                     6.250      05/01/2028      1,035,520
------------------------------------------------------------------------------------------------------------------
    125,000   NJ Hsg. & Mortgage Finance Agency, Series E1                    5.750      05/01/2025        128,954
------------------------------------------------------------------------------------------------------------------
      5,000   NJ Hsg. & Mortgage Finance Agency, Series J                     5.800      11/01/2018          5,000
------------------------------------------------------------------------------------------------------------------
    305,000   NJ Hsg. & Mortgage Finance Agency, Series J                     6.200      10/01/2025        310,911
------------------------------------------------------------------------------------------------------------------
      5,000   NJ Hsg. & Mortgage Finance Agency, Series M                     6.700      04/01/2021          5,037
------------------------------------------------------------------------------------------------------------------
  1,100,000   NJ Hsg. & Mortgage Finance Agency, Series U                     5.750      04/01/2018      1,133,231
------------------------------------------------------------------------------------------------------------------
     65,000   NJ Sports & Exposition Authority
              (Convention Center Luxury Tax), Series A                        5.500      07/01/2022         65,809
------------------------------------------------------------------------------------------------------------------
     45,000   NJ State Turnpike Authority, Series A                           6.750      01/01/2008         45,065
------------------------------------------------------------------------------------------------------------------
 10,275,000   NJ Tobacco Settlement Financing Corp. (TASC)                    5.750      06/01/2032      8,820,574
------------------------------------------------------------------------------------------------------------------
  5,500,000   NJ Tobacco Settlement Financing Corp. (TASC)                    6.000      06/01/2037      4,406,600
------------------------------------------------------------------------------------------------------------------
  6,500,000   NJ Tobacco Settlement Financing Corp. (TASC)                    6.125      06/01/2042      5,217,225
------------------------------------------------------------------------------------------------------------------
  1,000,000   NJ Tobacco Settlement Financing Corp. (TASC)                    6.250      06/01/2043        817,220

        11 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued

  Principal                                                                                           Market Value
     Amount                                                                  Coupon        Maturity     See Note 1
------------------------------------------------------------------------------------------------------------------
New Jersey Continued
$    75,000   NJ Tobacco Settlement Financing Corp. (TASC)                    6.375%     06/01/2032   $     65,601
------------------------------------------------------------------------------------------------------------------
  2,000,000   NJ Tobacco Settlement Financing Corp. (TASC)                    6.750      06/01/2039      1,772,700
------------------------------------------------------------------------------------------------------------------
 10,000,000   NJ Tobacco Settlement Financing Corp. RITES a                  10.190 f    06/01/2042      6,053,100
------------------------------------------------------------------------------------------------------------------
  2,500,000   NJ Transit Corp. ROLs, Series 15 a                             11.290 f    09/15/2014      3,326,700
------------------------------------------------------------------------------------------------------------------
  5,055,000   Port Authority NY/NJ (Delta Air Lines)                          6.950      06/01/2008      5,091,244
------------------------------------------------------------------------------------------------------------------
  2,500,000   Port Authority NY/NJ (KIAC)                                     6.750      10/01/2011      2,612,400
------------------------------------------------------------------------------------------------------------------
    955,000   Port Authority NY/NJ (KIAC)                                     6.750      10/01/2019        976,965
------------------------------------------------------------------------------------------------------------------
  2,305,000   Port Authority NY/NJ 238th Series ROLs a,w                     18.300 f    12/15/2032      2,270,241
------------------------------------------------------------------------------------------------------------------
    200,000   Port Authority NY/NJ, 94th Series                               6.000      12/01/2014        212,346
------------------------------------------------------------------------------------------------------------------
     20,000   Riverside Township GO                                           5.450      12/01/2010         20,099
------------------------------------------------------------------------------------------------------------------
    240,000   Salem County Industrial Pollution Control
              Financing Authority (Public Service Electric & Gas)             5.550      11/01/2033        245,906
------------------------------------------------------------------------------------------------------------------
    185,000   Salem County Industrial Pollution Control
              Financing Authority (Public Service Electric & Gas)             5.700      05/01/2028        189,170
------------------------------------------------------------------------------------------------------------------
     75,000   Salem County Industrial Pollution Control
              Financing Authority (Public Service Electric & Gas)             6.250      06/01/2031         79,088
------------------------------------------------------------------------------------------------------------------
     75,000   Salem County Pollution Control Financing
              Authority (E.I. Dupont De Nemours)                              6.125      07/15/2022         75,830
------------------------------------------------------------------------------------------------------------------
    180,000   Salem County Pollution Control Financing
              Authority (E.I. Dupont De Nemours)                              6.500      11/15/2021        180,929
------------------------------------------------------------------------------------------------------------------
  1,000,000   Salem County Pollution Control Financing
              Authority (Public Service Electric & Gas)                       5.750      04/01/2031        968,320
------------------------------------------------------------------------------------------------------------------
     15,000   Scotch Plains Township Senior Citizens Hsg. Corp.               5.750      09/01/2023         15,132
------------------------------------------------------------------------------------------------------------------
  1,500,000   South Jersey Port Corp.                                         5.200      01/01/2023      1,463,940
------------------------------------------------------------------------------------------------------------------
    750,000   South Jersey Port Corp.                                         5.250      01/01/2024        736,605
------------------------------------------------------------------------------------------------------------------
     50,000   South Jersey Transit Authority (The Raytheon Company)           6.150      01/01/2022         49,213
------------------------------------------------------------------------------------------------------------------
     35,000   Union County Utilities Authority
              (Ogden Martin Systems of Union)                                 5.350      06/01/2023         34,782
------------------------------------------------------------------------------------------------------------------
     50,000   Warren County Municipal Utilities Authority                     5.300      12/01/2016         51,005
                                                                                                      ------------
                                                                                                       114,008,054

------------------------------------------------------------------------------------------------------------------
U.S. Possessions--15.6%
    100,000   Guam Airport Authority, Series A                                6.500      10/01/2023        102,167
------------------------------------------------------------------------------------------------------------------
     30,000   Guam Airport Authority, Series B                                6.700      10/01/2023         30,710
------------------------------------------------------------------------------------------------------------------
  1,475,000   Northern Mariana Islands, Series A                              6.250      03/15/2028      1,488,821
------------------------------------------------------------------------------------------------------------------
    100,000   Puerto Rico ITEMECF (Ana G. Mendez University)                  5.375      02/01/2019        100,367
------------------------------------------------------------------------------------------------------------------
    965,000   Puerto Rico ITEMECF (Congeneration Facilities)                  6.625      06/01/2026        999,595
------------------------------------------------------------------------------------------------------------------
    365,000   Puerto Rico ITEMECF
              (Polytechnic University of Puerto Rico)                         6.500      08/01/2024        392,120
------------------------------------------------------------------------------------------------------------------
  1,000,000   Puerto Rico Municipal Finance Agency RITES a                   10.280 f    08/01/2015      1,276,140
------------------------------------------------------------------------------------------------------------------
  6,400,000   Puerto Rico Port Authority (American Airlines), Series A        6.250      06/01/2026      3,456,064
------------------------------------------------------------------------------------------------------------------
    110,000   Puerto Rico Port Authority (American Airlines), Series A        6.300      06/01/2023         59,399
------------------------------------------------------------------------------------------------------------------
     15,000   Puerto Rico Port Authority, Series D                            6.000      07/01/2021         15,362
------------------------------------------------------------------------------------------------------------------
    620,000   University of V.I. , Series A                                   5.750      12/01/2013        661,993
------------------------------------------------------------------------------------------------------------------
  1,000,000   University of V.I. , Series A                                   6.000      12/01/2024      1,038,050
------------------------------------------------------------------------------------------------------------------
    105,000   V.I. Hsg. Finance Authority, Series A                           6.500      03/01/2025        106,899
------------------------------------------------------------------------------------------------------------------
  5,000,000   V.I. Public Finance Authority (Hovensa Coker)                   6.500      07/01/2021      5,011,850
------------------------------------------------------------------------------------------------------------------
     40,000   V.I. Public Finance Authority, Series A                         6.125      10/01/2029         41,623

        12 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

  Principal                                                                                           Market Value
     Amount                                                                  Coupon        Maturity     See Note 1
------------------------------------------------------------------------------------------------------------------
U.S. Possessions Continued
$ 1,515,000   V.I. Public Finance Authority, Series A                         6.375%     10/01/2019   $  1,686,937
------------------------------------------------------------------------------------------------------------------
    300,000   V.I. Public Finance Authority, Series E                         5.875      10/01/2018        303,729
------------------------------------------------------------------------------------------------------------------
  2,500,000   V.I. Public Finance Authority, Series E                         6.000      10/01/2022      2,516,375
------------------------------------------------------------------------------------------------------------------
    290,000   V.I. Water & Power Authority                                    5.300      07/01/2018        286,952
------------------------------------------------------------------------------------------------------------------
    175,000   V.I. Water & Power Authority                                    5.300      07/01/2021        168,852
                                                                                                      ------------
                                                                                                        19,744,005

------------------------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $139,097,307)--105.7%                                               133,752,059
------------------------------------------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets--(5.7)                                                           (7,231,720)
                                                                                                      ------------
 Net Assets--100.0%                                                                                   $126,520,339
                                                                                                      ============


Footnotes to Statement of Investments
a. Identifies issues considered to be illiquid. See Note 5 of Notes to Financial Statements.
f. Represents the current interest rate for a variable rate bond known as an "inverse floater". See Note 1 of Notes to Financial Statements.
w. When-issued security to be delivered and settled after July 31, 2003. See
Note 1 of Notes to Financial Statements.

To simplify the listings of securities, abbreviations are used per the table below:
CCC     Continuing Care Center                JFK   John Fitzgerald Kennedy
EDA     Economic Development Authority        NY/NJ New York/New Jersey
EFA     Educational Facilities Authority      RITES Residual Interest Tax
GO      General Obligation                          Exempt Security
HFA     Housing Finance Agency                ROLs  Residual Option Longs
ITEMECF Industrial, Tourist, Educational,     RWJ   Robert Wood Johnson
        Medical and Environmental Community   TASC  Tobacco Settlement
        Facilities                                  Asset-Backed Bonds
                                              V.I.  United States Virgin Islands

--------------------------------------------------------------------------------
 Industry Concentrations  July 31, 2003

Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

 Industry                                           Market Value    Percent
-----------------------------------------------------------------------------
 Tobacco Settlements                                $ 27,153,020       20.3%
 Higher Education                                     26,467,452       19.8
 Airlines                                             18,524,972       13.9
 Hospital/Health Care                                 12,354,425        9.2
 Adult Living Facilities                              11,471,750        8.6
 Pollution Control                                     7,366,437        5.5
 Marine/Aviation Facilities                            6,369,405        4.8
 Electric Utilities                                    5,079,546        3.8
 Sales Tax Revenue                                     4,548,664        3.4
 Municipal Leases                                      3,387,720        2.5
 Special Tax                                           2,706,700        2.0
 Multifamily Housing                                   1,638,469        1.2
 Single Family Housing                                 1,556,078        1.2
 General Obligation                                    1,352,905        1.0
 Student Loans                                         1,080,610        0.8
 Resource Recovery                                       935,090        0.7
 Gas Utilities                                           867,850        0.7
 Water Utilities                                         673,227        0.5

        13 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued



--------------------------------------------------------------------------------
 Industry Concentrations  July 31, 2003 / Continued

 Industry                                           Market Value    Percent
-----------------------------------------------------------------------------
 Sports Facility Revenue                            $     65,809        0.1%
 Highways/Railways                                        65,101         --
 Sewer Utilities                                          51,005         --
 Parking Fee Revenue                                      25,592         --
 Education                                                10,232         --
                                                    -------------------------
 Total                                              $133,752,059      100.0%
                                                    =========================


--------------------------------------------------------------------------------
 Summary of Ratings  July 31, 2003 / Unaudited
--------------------------------------------------------------------------------
Distribution of investments by rating category, as a percentage of total investments at value, is as follows:

 Ratings                                                           Percent
----------------------------------------------------------------------------
 AAA                                                                  15.8%
 AA                                                                    1.2
 A                                                                    40.5
 BBB                                                                  19.5
 BB                                                                    3.8
 B                                                                     7.4
 CCC                                                                   4.0
 CC                                                                    0.0
 C                                                                     0.0
 D                                                                     0.0
 Not Rated                                                             7.8
                                                                     ------
                                                                     100.0%
                                                                     ======

Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment-grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated" category.

See accompanying Notes to Financial Statements.

        14 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  July 31, 2003



------------------------------------------------------------------------------------------------
 Assets

 Investments, at value (cost $139,097,307)--see accompanying statement           $ 133,752,059
------------------------------------------------------------------------------------------------
 Cash                                                                                   74,713
------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                                    9,369,684
 Interest                                                                            1,958,653
 Shares of beneficial interest sold                                                    629,737
 Other                                                                                   1,479
                                                                                 ---------------
 Total assets                                                                      145,786,325

------------------------------------------------------------------------------------------------
 Liabilities

 Payables and other liabilities:
 Investments purchased (including $2,395,800 purchased on a when-issued basis)      11,967,381
 Notes payable to bank (interest rate 1.75% at July 31, 2003)                        6,000,000
 Shares of beneficial interest redeemed                                              1,047,651
 Dividends                                                                             151,685
 Shareholder reports                                                                    44,218
 Distribution and service plan fees                                                     16,004
 Trustees' compensation                                                                 15,564
 Transfer and shareholder servicing agent fees                                           6,979
 Other                                                                                  16,504
                                                                                 ---------------
 Total liabilities                                                                  19,265,986

------------------------------------------------------------------------------------------------
 Net Assets                                                                      $ 126,520,339
                                                                                 ===============

------------------------------------------------------------------------------------------------
 Composition of Net Assets

 Paid-in capital                                                                 $ 135,630,907
------------------------------------------------------------------------------------------------
 Undistributed net investment income                                                   711,260
------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                           (4,476,580)
------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments                                         (5,345,248)
                                                                                 ---------------
 Net Assets                                                                      $ 126,520,339
                                                                                 ===============

        15 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued


-----------------------------------------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $61,824,632 and 5,884,588 shares of beneficial interest outstanding)                                    $10.51
 Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)         $11.03
-----------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $46,911,928
 and 4,460,277 shares of beneficial interest outstanding)                                                $10.52
-----------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $17,783,779
 and 1,691,563 shares of beneficial interest outstanding)                                                $10.51


 See accompanying Notes to Financial Statements.

        16 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2003


----------------------------------------------------------------------------
 Investment Income

 Interest                                                     $  8,239,455

----------------------------------------------------------------------------
 Expenses

 Management fees                                                   700,465
----------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                            78,410
 Class B                                                           406,958
 Class C                                                           150,803
----------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                            35,242
 Class B                                                            26,860
 Class C                                                            10,180
----------------------------------------------------------------------------
 Interest expense                                                  119,128
----------------------------------------------------------------------------
 Shareholder reports                                                85,761
----------------------------------------------------------------------------
 Custodian fees and expenses                                         7,577
----------------------------------------------------------------------------
 Trustees' compensation                                              3,235
----------------------------------------------------------------------------
 Other                                                              37,492
                                                              --------------
 Total expenses                                                  1,662,111
 Less reduction to custodian expenses                               (1,129)
 Less reimbursement of management fees                            (233,490)
                                                              --------------
 Net expenses                                                    1,427,492

----------------------------------------------------------------------------
 Net Investment Income                                           6,811,963

----------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)

 Net realized gain on investments                                5,404,061
----------------------------------------------------------------------------
 Net change in unrealized depreciation on investments          (11,332,800)

----------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations         $    883,224
                                                              ==============


 See accompanying Notes to Financial Statements.

        17 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS


 Year Ended July 31,                                            2003          2002


-------------------------------------------------------------------------------------
 Operations

 Net investment income                                  $  6,811,963   $  4,204,020
-------------------------------------------------------------------------------------
 Net realized gain (loss)                                  5,404,061       (824,243)
-------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)    (11,332,800)     1,576,648
                                                        -----------------------------
 Net increase in net assets resulting from operations        883,224      4,956,425

-------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                  (3,131,845)    (2,023,988)
 Class B                                                  (2,226,464)    (1,645,824)
 Class C                                                    (828,541)      (388,173)

-------------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net increase in net assets resulting from
 beneficial interest transactions:
 Class A                                                  17,051,804      7,709,022
 Class B                                                   5,059,679      4,357,265
 Class C                                                   5,855,389      3,921,841

-------------------------------------------------------------------------------------
 Net Assets

 Total increase                                           22,663,246     16,886,568
-------------------------------------------------------------------------------------
 Beginning of period                                     103,857,093     86,970,525
                                                        -----------------------------
 End of period [including undistributed net investment
 income of $711,260 and $86,147, respectively]          $126,520,339   $103,857,093
                                                        =============================


 See accompanying Notes to Financial Statements.

        18 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

STATEMENT OF CASH FLOWS  For the Year Ended July 31, 2003

--------------------------------------------------------------------------------
 Cash Flows from Operating Activities

 Net increase in net assets from operations                      $     883,224
--------------------------------------------------------------------------------
 Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
 Purchase of investment securities                                (149,259,807)
 Proceeds from disposition of investment securities                112,798,124
 Increase in interest receivable                                      (656,040)
 Increase in receivable for securities sold                         (5,283,001)
 Increase in other assets                                             (417,566)
 Increase in payable for securities purchased                        6,075,362
 Increase in accrued expenses                                          893,437
 Amortization                                                          118,890
 Realized gain on securities                                        (5,404,061)
 Unrealized depreciation on securities                              11,332,800
                                                                 ---------------
 Net cash used in operating activities                             (28,918,638)

--------------------------------------------------------------------------------
 Cash Flows from Financing Activities

 Proceeds from issuance of debt                                     90,200,000
 Payments on outstanding debt                                      (84,200,000)
 Proceeds from shares sold                                          50,904,080
 Payment on shares redeemed                                        (26,525,923)
 Cash distributions paid                                            (2,598,135)
                                                                 -------------
 Net cash provided by financing activities                          27,780,022
--------------------------------------------------------------------------------
 Net decrease in cash                                               (1,138,616)
--------------------------------------------------------------------------------
 Cash, beginning balance                                             1,213,329
                                                                 ---------------

 Cash, ending balance                                            $      74,713
                                                                 ===============


 See accompanying Notes to Financial Statements.

        19 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS


 Class A         Year Ended July 31,              2003          2002         2001           2000         1999
----------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period           $10.99        $10.89       $10.36         $11.21       $11.58
----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                             .67           .53          .55            .53          .55
 Net realized and unrealized gain (loss)          (.52)          .08          .51           (.82)        (.36)
                                                ----------------------------------------------------------------
 Total from investment operations                  .15           .61         1.06           (.29)         .19
----------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income             (.63)         (.51)        (.53)          (.55)        (.55)
 Distributions from net realized gain               --            --           --           (.01)        (.01)
                                                ----------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                  (.63)         (.51)        (.53)          (.56)        (.56)
----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $10.51        $10.99       $10.89         $10.36       $11.21
                                                ================================================================

----------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1               1.21%         5.79%       10.42%         (2.47)%       1.57%

----------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)      $61,825       $47,305      $39,185        $31,937      $42,289
----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)             $54,811       $42,809      $35,710        $35,286      $38,999
----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                            6.24%         4.88%        5.08%          5.26%        4.71%
 Total expenses                                   1.02%         0.84%        0.87%          1.09%        1.10%
 Expenses after expense reimbursement or fee
 waiver and reduction to custodian expenses       0.82% 3       0.63% 3      0.67% 3        0.79% 3      0.63% 3
----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            93%           26%          27%           101%          70%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Excludes interest expense.

See accompanying Notes to Financial Statements.

        20 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

 Class B         Year Ended July 31,              2003          2002         2001           2000         1999
----------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period           $11.00        $10.90       $10.37         $11.21       $11.58
----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                             .59           .45          .47            .47          .47
 Net realized and unrealized gain (loss)          (.53)          .08          .51           (.83)        (.37)
                                                ----------------------------------------------------------------
 Total from investment operations                  .06           .53          .98           (.36)         .10
----------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income             (.54)         (.43)        (.45)          (.47)        (.46)
 Distributions from net realized gain               --            --           --           (.01)        (.01)
                                                ----------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                  (.54)         (.43)        (.45)          (.48)        (.47)
----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $10.52        $11.00       $10.90         $10.37       $11.21
                                                ================================================================

----------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1               0.46%         4.99%        9.58%         (3.11)%       0.81%

----------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)      $46,912       $43,888      $39,164        $35,338      $44,322
----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)             $45,226       $41,532      $36,447        $38,064      $39,842
----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                            5.46%         4.12%        4.34%          4.50%        3.96%
 Total expenses                                   1.78%         1.60%        1.62%          1.85%        1.85%
 Expenses after expense reimbursement or fee
 waiver and reduction to custodian expenses       1.58% 3       1.39% 3      1.42% 3        1.55% 3      1.38% 3
----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            93%           26%          27%           101%          70%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Excludes interest expense.

See accompanying Notes to Financial Statements.

        21 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued


 Class C         Year Ended July 31,              2003          2002         2001           2000         1999
----------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period           $10.99        $10.89       $10.36         $11.21       $11.58
----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                             .59           .44          .47            .46          .46
 Net realized and unrealized gain (loss)          (.53)          .09          .51           (.83)        (.36)
                                                ----------------------------------------------------------------
 Total from investment operations                  .06           .53          .98           (.37)         .10
----------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income             (.54)         (.43)        (.45)          (.47)        (.46)
 Distributions from net realized gain               --            --           --           (.01)        (.01)
                                                ----------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                  (.54)         (.43)        (.45)          (.48)        (.47)
----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                 $10.51        $10.99       $10.89         $10.36       $11.21
                                                ================================================================

----------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1               0.45%         4.99%        9.59%         (3.20)%       0.81%

----------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)      $17,784       $12,664       $8,622         $7,142       $9,732
----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)             $16,770       $ 9,831       $7,301         $8,198       $8,483
----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                            5.49%         4.10%        4.33%          4.51%        3.96%
 Total expenses                                   1.78%         1.60%        1.62%          1.85%        1.85%
 Expenses after expense reimbursement or fee
 waiver and reduction to custodian expenses       1.58% 3       1.39% 3      1.42% 3        1.55% 3      1.38% 3
----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            93%           26%          27%           101%          70%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Excludes interest expense.

See accompanying Notes to Financial Statements.

        22 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer New Jersey Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and New Jersey income taxes for individual investors as is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
 Securities on a When-Issued or Forward Commitment Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its commitments. These transactions of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining

        23 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued


--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued substantially fully invested. As of July 31, 2003, the Fund had entered into when-issued purchase commitments or forward commitments of $2,395,800.

--------------------------------------------------------------------------------
 Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $15,020,581 as of July 31, 2003. Including the effect of leverage, inverse floaters represent 17.16% of the Fund's total assets as of July 31, 2003.

--------------------------------------------------------------------------------
 Security Credit Risk. There are certain risks arising from geographic concentration in any State. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

 The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of investment for federal income tax purposes.

                                                               Net Unrealized
                                                                 Depreciation
       Undistributed   Undistributed      Accumulated        Based on Cost of
       Net Investment      Long-Term             Loss  Securities for Federal
       Income                   Gain  Carryforward 1,2    Income Tax Purposes
       ----------------------------------------------------------------------
       $878,018                  $--       $4,476,583              $5,345,248

 1. As of July 31, 2003, the Fund had $4,476,583 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2003, details of the capital loss carryforwards were as follows:

                              Expiring
                              ----------------------
                              2009        $2,925,051
                              2010         1,551,532
                                          ----------
                              Total       $4,476,583
                                          ==========

 2. During the fiscal years ended July 31, 2003 and July 31, 2002, the Fund utilized $5,100,207 and $--, respectively, of capital loss carryforwards to offset capital gains realized in the respective fiscal year.

        24 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

 The tax character of distributions paid during the years ended July 31, 2003 and July 31, 2002 was as follows:
                                             Year Ended      Year Ended
                                          July 31, 2003   July 31, 2002
                -------------------------------------------------------
                Distributions paid from:
                Exempt-interest dividends    $6,186,850      $4,057,985

 The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of July 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

              Federal Tax Cost                $139,097,307
                                              =============

              Gross unrealized appreciation   $  3,098,653
              Gross unrealized depreciation     (8,443,901)
                                              -------------
              Net unrealized depreciation     $ (5,345,248)
                                              =============

--------------------------------------------------------------------------------
 Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2003, the Fund's projected benefit obligations were decreased by $1,208 and payments of $1,658 were made to retired trustees, resulting in an accumulated liability of $15,079 as of July 31, 2003.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or are invested in other selected Oppenheimer funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
 Investment Income. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

        25 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued


--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 Expense Offset Arrangement. The reduction of custodian fees represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                           Year Ended July 31, 2003   Year Ended July 31, 2002
                               Shares        Amount      Shares         Amount
--------------------------------------------------------------------------------
 Class A
 Sold                       2,447,732  $ 26,349,769   1,270,051    $13,768,956
 Dividends and/or
 distributions reinvested     170,097     1,828,108      95,545      1,033,564
 Redeemed                  (1,039,182)  (11,126,073)   (658,419)    (7,093,498)
                           -----------------------------------------------------
 Net increase               1,578,647  $ 17,051,804     707,177    $ 7,709,022
                           =====================================================

--------------------------------------------------------------------------------
 Class B
 Sold                       1,364,294  $ 14,637,609   1,202,397    $13,034,772
 Dividends and/or
 distributions reinvested     120,251     1,294,316      78,885        854,215
 Redeemed                  (1,014,950)  (10,872,246)   (883,955)    (9,531,722)
                           -----------------------------------------------------
 Net increase                 469,595  $  5,059,679     397,327    $ 4,357,265
                           =====================================================

--------------------------------------------------------------------------------
 Class C
 Sold                         918,241  $  9,916,702     553,069    $ 5,993,189
 Dividends and/or
 distributions reinvested      43,360       466,291      19,189        207,721
 Redeemed                    (422,140)   (4,527,604)   (211,598)    (2,279,069)
                           -----------------------------------------------------
 Net increase                 539,461  $  5,855,389     360,660    $ 3,921,841
                           =====================================================

--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2003, were $149,259,807 and $112,798,124, respectively.

        26 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at annual rate of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets in excess of $1 billion. The Manager has voluntarily undertaken to assume certain Fund expenses. The foregoing waiver is voluntary and may be amended or withdrawn by the Manager at any time.

--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2003, the Fund paid $74,816 to OFS for services to the Fund.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate        Class A   Concessions   Concessions   Concessions
                        Front-End      Front-End    on Class A    on Class B    on Class C
                    Sales Charges  Sales Charges        Shares        Shares        Shares
                       on Class A    Retained by   Advanced by   Advanced by   Advanced by
 Year Ended                Shares    Distributor  Distributor 1 Distributor 1 Distributor 1
-------------------------------------------------------------------------------------------
 July 31, 2003           $432,635        $62,816       $37,785      $443,729       $76,829

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                  Class A           Class B            Class C
                               Contingent        Contingent         Contingent
                                 Deferred          Deferred           Deferred
                            Sales Charges     Sales Charges      Sales Charges
                              Retained by       Retained by        Retained by
 Year Ended                   Distributor       Distributor        Distributor
-------------------------------------------------------------------------------
 July 31, 2003                        $--          $140,792             $6,649

--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.15% of the average annual net assets of Class A shares of the Fund. For the year ended July 31, 2003, expense under the Class A Plan totaled $78,410, all of which were paid by the Distributor to recipients, which included $2,250 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

        27 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued


--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates Continued
    Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.15% per year under each plan.

 Distribution fees paid to the Distributor for the year ended July 31, 2003, were as follows:

                                                                 Distributor's
                                                  Distributor's      Aggregate
                                                      Aggregate   Unreimbursed
                                                   Unreimbursed  Expenses as %
                 Total Payments  Amount Retained       Expenses  of Net Assets
                     Under Plan   by Distributor     Under Plan       of Class
--------------------------------------------------------------------------------
 Class B Plan          $406,958         $352,303     $1,641,403           3.50%
 Class C Plan           150,803           71,043        276,569           1.56

--------------------------------------------------------------------------------
 5. Illiquid Securities
 As of July 31, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of July 31, 2003 was $15,020,581, which represents 11.87% of the Fund's net assets.

--------------------------------------------------------------------------------
 6. Bank Borrowings
 The Fund may borrow up to one third of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in a committed, unsecured line of credit with a bank, which permits borrowings up to $350 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.
    The Fund had borrowings outstanding of $6,000,000 at July 31, 2003 at an interest rate of 1.75%. For the year ended July 31, 2003, the average monthly loan balance was $5,991,754 at an average daily interest rate of 1.983%. The Fund had gross borrowings and gross loan repayments of $90,200,000 and $84,200,000, respectively, during the year ended July 31, 2003. The maximum amount of borrowings outstanding at any month-end was $28,500,000. The Fund paid commitment fees of $322 and interest of $118,521 during the year ended July 31, 2003.

        28 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

INDEPENDENT AUDITORS' REPORT


--------------------------------------------------------------------------------
 The Board of Trustees and Shareholders of
 Oppenheimer Multi-State Municipal Trust:
 We have audited the accompanying statement of assets and liabilities including the statement of investments of Oppenheimer New Jersey Municipal Fund, (one of the portfolios constituting the Oppenheimer Multi-State Municipal Trust) as of July 31, 2003, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New Jersey Municipal Fund as of July 31, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



 KPMG LLP

 Denver, Colorado
 August 21, 2003


        29 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION  Unaudited


--------------------------------------------------------------------------------
 In early 2004, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2003. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    None of the dividends paid by the Fund during the year ended July 31, 2003 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

PORTFOLIO PROXY VOTING
POLICIES AND PROCEDURES  Unaudited

--------------------------------------------------------------------------------
 The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, (ii) on the Fund's website at www.oppenheimerfunds.com, and (iii) on the SEC's website at www.sec.gov. In addition, the Fund will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Fund's Form N-PX filing will be available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, and (ii) on the SEC's website at www.sec.gov.


        30 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

SHAREHOLDER MEETING  Unaudited


--------------------------------------------------------------------------------
 On August 30, 2002, a special shareholder meeting was held at which all proposals were approved by shareholders as described in the Fund's proxy statement for that meeting.
 The following is a report of the votes cast:

               For        Against           Abstain             Total
--------------------------------------------------------------------------------
 Proposal No. 1(a) through 1(d)
 1(a)Amend the Fund's fundamental investment policy prohibiting the Fund from investing in real estate, to clarify that the Fund may invest in real estate investment trusts and other issuers that have interests in real estate:
     4,360,451.319    191,048.210       132,553.906     4,684,053.435
 1(b)Amend the Fund's fundamental investment policy with respect to industry concentration:
     4,201,376.873    217,335.317       265,341.245     4,684,053.435
 1(c)Amend the Fund's fundamental investment policy with respect to borrowing:
     3,941,485.454    505,224.170       237,343.811     4,684,053.435
 1(d)Amend the Fund's fundamental investment policy with respect to lending:
     4,194,885.731    282,199.789       206,967.915     4,684,053.435
--------------------------------------------------------------------------------
 Proposal No. 2
 2. Approval of an Amended and Restated Class B 12b-1 Distribution and Service Plan and Agreement (Class B shareholders only):
     1,852,193.907     79,789.565       107,154.607     2,039,138.079

        31 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS  Unaudited

--------------------------------------------------------------------------------
                               Principal Occupation(s) During Past 5 Years;
                               Other Trusteeships/Directorships Held by Trustee;
Name, Position(s) Held with    Number of Portfolios in Fund Complex Currently
Fund, Length of Service, Age   Overseen by Trustee

INDEPENDENT                    The address of each Trustee in the chart below is
TRUSTEES                       6803 S. Tucson Way, Centennial, CO 80112-3924.
                               Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

Clayton K. Yeutter,            Of Counsel (since 1993), Hogan & Hartson (a law
Chairman of the Board          firm). Other directorships: Weyerhaeuser Corp.
of Trustees (since 2003),      (since 1999) and Danielson Holding Corp. (since
Trustee (since 1994)           2002); formerly a director of Caterpillar, Inc.
Age: 72                        (1993-December 2002). Oversees 29 portfolios in
                               the OppenheimerFunds complex.

Robert G. Galli,               A trustee or director of other Oppenheimer funds.
Trustee (since 1996)           Formerly Trustee (May 2000-2002) of Research
Age: 69                        Foundation of AIMR (investment research,
                               non-profit) and Vice Chairman (October
                               1995-December 1997) of OppenheimerFunds, Inc.
                               (the Manager). Oversees 39 portfolios in the
                               OppenheimerFunds complex.

Phillip A. Griffiths,          A director (since 1991) of the Institute for
Trustee (since 1999)           Advanced Study, Princeton, N.J., a director
Age: 64                        (since 2001) of GSI Lumonics, a trustee (since
                               1983) of Woodward Academy, a Senior Advisor
                               (since 2001) of The Andrew W. Mellon Foundation.
                               A member of: the National Academy of Sciences
                               (since 1979), American Academy of Arts and
                               Sciences (since 1995), American Philosophical
                               Society (since 1996) and Council on Foreign
                               Relations (since 2002). Formerly a director of
                               Bankers Trust New York Corporation (1994-1999).
                               Oversees 29 portfolios in the OppenheimerFunds complex.

Joel W. Motley,                Director (since 2002) Columbia Equity Financial
Trustee (since 2002)           Corp. (privately-held financial adviser);
Age: 53                        Managing Director (since 2002) Carmona Motley,
                               Inc. (privately-held financial adviser); Formerly he held the following positions: Managing
                               Director (January 1998-December 2001), Carmona
                               Motley Hoffman Inc. (privately-held financial adviser); Managing Director (January
                               1992-December 1997), Carmona Motley & Co.
                               (privately-held financial adviser). Oversees 29 portfolios in the OppenheimerFunds complex.

Kenneth A. Randall,            A director of Dominion Resources, Inc. (electric
Trustee (since 1994)           utility holding company) and Prime Retail, Inc.
Age: 76                        (real estate investment trust); formerly a
                               director of Dominion Energy, Inc. (electric power and oil & gas producer), President and Chief
                               Executive Officer of The Conference Board, Inc.
                               (international economic and business research) and a director of Lumbermens Mutual Casualty
                               Company, American Motorists Insurance Company and
                               American Manufacturers Mutual Insurance Company.
                               Oversees 29 portfolios in the OppenheimerFunds complex.

Edward V. Regan,               President, Baruch College, CUNY; a director of
Trustee (since 1994)           RBAsset (real estate manager); a director of
Age: 73                        OffitBank; formerly Trustee, Financial Accounting
                               Foundation (FASB and GASB), Senior Fellow of
                               Jerome Levy Economics Institute, Bard College,
                               Chairman of Municipal Assistance Corporation for the City of New York, New York State Comptroller and Trustee of New York State and Local
                               Retirement Fund. Oversees 29 investment companies in the OppenheimerFunds complex.

Russell S. Reynolds, Jr.,      Chairman (since 1993) of The Directorship Search
Trustee (since 1994)           Group, Inc. (corporate governance consulting and
Age: 71                        executive recruiting); a life trustee of
                               International House (non-profit educational organization), and a trustee (since 1996) of the Greenwich Historical Society. Oversees 31 portfolios in the OppenheimerFunds complex.

        32 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

Donald W. Spiro,               Chairman Emeritus (since January 1991) of the
Vice Chairman of the           Manager. Formerly a director (January 1969-August
Board of Trustees,             1999) of the Manager. Oversees 29 portfolios in
Trustee (since 1994)           the OppenheimerFunds complex.
Age: 77

--------------------------------------------------------------------------------
INTERESTED TRUSTEE             The address of Mr. Murphy in the chart below is
AND OFFICER                    498 Seventh Avenue, New York, NY 10018. Mr.
                               Murphy serves for an indefinite term, until his resignation, death or removal.

John V. Murphy,                Chairman, Chief Executive Officer and director
President and Trustee,         (since June 2001) and President (since September
Trustee (since 2001)           2000) of the Manager; President and a director or
Age: 54                        trustee of other Oppenheimer funds; President and
                               a director (since July 2001) of Oppenheimer
                               Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the Manager); a director (since November 2001) of
                               OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Chairman and a director (since
                               July 2001) of Shareholder Services, Inc. and of
                               Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July 2001) of OppenheimerFunds
                               Legacy Program (a charitable trust program established by the Manager); a director of the investment advisory subsidiaries of the Manager:
                               OFI Institutional Asset Management, Inc. and
                               Centennial Asset Management Corporation (since
                               November 2001), HarbourView Asset Management
                               Corporation and OFI Private Investments, Inc.
                               (since July 2001); President (since November 1,
                               2001) and a director (since July 2001) of Oppenheimer Real Asset Management, Inc.; a director (since November 2001) of Trinity
                               Investment Management Corp. and Tremont Advisers,
                               Inc. (investment advisory affiliates of the Manager); Executive Vice President (since
                               February 1997) of Massachusetts Mutual Life
                               Insurance Company (the Manager's parent company);
                               a director (since June 1995) of DLB Acquisition
                               Corporation (a holding company that owns the shares of David L. Babson & Company, Inc.);
                               formerly, Chief Operating Officer (September
                               2000-June 2001) of the Manager; President and trustee (November 1999-November 2001) of MML
                               Series Investment Fund and MassMutual
                               Institutional Funds (open-end investment companies); a director (September 1999-August
                               2000) of C.M. Life Insurance Company; President,
                               Chief Executive Officer and director (September
                               1999-August 2000) of MML Bay State Life Insurance
                               Company; a director (June 1989-June 1998) of
                               Emerald Isle Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp).
                               Oversees 73 portfolios in the OppenheimerFunds complex.

--------------------------------------------------------------------------------
OFFICERS The address of the Officers in the chart below is as follows: for Mr. Zack, 498 Seventh Avenue, New York, NY 10018, for Mr. Wixted, 6803 S. Tucson Way, Centennial, CO 80112-3924, for Mr. Fielding, 350 Linden Oaks, Rochester, NY 14625. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

Ronald H. Fielding,            Senior Vice President (since January 1996) of the
Vice President (since 2002)    Manager; Chairman of the Rochester Division of
Age: 54                        the Manager (since January 1996); an officer of 9
                               portfolios in the OppenheimerFunds complex.

Brian W. Wixted,               Senior Vice President and Treasurer (since March
Treasurer (since 1999)         1999) of the Manager; Treasurer (since March
Age: 43                        1999) of HarbourView Asset Management
                               Corporation, Shareholder Services, Inc.,
                               Oppenheimer Real Asset Management Corporation,

        33 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

TRUSTEES AND OFFICERS  Unaudited / Continued

Brian W. Wixted,               Shareholder Financial Services, Inc., Oppenheimer
Continued                      Partnership Holdings, Inc., OFI Private
                               Investments, Inc. (since March 2000),
                               OppenheimerFunds International Ltd. and
                               OppenheimerFunds plc (offshore fund management subsidiary of the Manager) (since May 2000) and OFI Institutional Asset Management, Inc. (since
                               November 2000) (offshore fund management subsidiaries of the Manager); Treasurer and Chief
                               Financial Officer (since May 2000) of Oppenheimer
                               Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and
                               OppenheimerFunds Legacy Program (since April
                               2000); formerly Principal and Chief Operating
                               Officer (March 1995-March 1999), Bankers Trust
                               Company-Mutual Fund Services Division. An officer of 89 portfolios in the OppenheimerFunds complex.

Robert G. Zack,                Senior Vice President (since May 1985) and
Secretary (since 2001)         General Counsel (since February 2002) of the
Age: 54                        Manager; General Counsel and a director (since
                               November 2001) of OppenheimerFunds Distributor,
                               Inc.; Senior Vice President and General Counsel
                               (since November 2001) of HarbourView Asset
                               Management Corporation; Vice President and a director (since November 2000) of Oppenheimer
                               Partnership Holdings, Inc.; Senior Vice
                               President, General Counsel and a director (since
                               November 2001) of Shareholder Services, Inc.,
                               Shareholder Financial Services, Inc., OFI Private
                               Investments, Inc., Oppenheimer Trust Company and
                               OFI Institutional Asset Management, Inc.; General
                               Counsel (since November 2001) of Centennial Asset
                               Management Corporation; a director (since
                               November 2001) of Oppenheimer Real Asset
                               Management, Inc.; Assistant Secretary and a director (since November 2001) of
                               OppenheimerFunds International Ltd.; Vice
                               President (since November 2001) of
                               OppenheimerFunds Legacy Program; Secretary (since
                               November 2001) of Oppenheimer Acquisition Corp.;
                               formerly Acting General Counsel (November
                               2001-February 2002) and Associate General Counsel
                               (May 1981-October 2001) of the Manager; Assistant
                               Secretary of Shareholder Services, Inc. (May
                               1985-November 2001), Shareholder Financial
                               Services, Inc. (November 1989-November 2001);
                               OppenheimerFunds International Ltd. and
                               OppenheimerFunds plc (October 1997-November
                               2001). An officer of 89 portfolios in the OppenheimerFunds complex.


The Fund's Statement of Additional Information contains additional information about the Fund's Trustee's and is available without charge upon request.


        34 | OPPENHEIMER NEW JERSEY MUNICIPAL FUND

ITEM 2.  CODE OF ETHICS

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

         The Board of Trustees of the Fund has determined that Edward V. Regan, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Regan as the Audit Committee's financial expert. Mr. Regan is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES - NOT REQUIRED

ITEM 5.  NOT APPLICABLE

ITEM 6.  RESERVED

ITEM 7.  NOT APPLICABLE

ITEM 8.  RESERVED

ITEM 9.  CONTROLS AND PROCEDURES

          (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of July 31, 2003, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

          (b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation as indicated, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 10.  EXHIBITS.

(A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)

(B) EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)